EXHIBIT 99.1


                Certification Pursuant to 18 U.S.C. Section 1350,
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




         In connection with the Quarterly Report of Dollar Tree Stores, Inc. (the "Company") on Form 10-Q for the period ending May 3, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Macon F. Brock, Jr., Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



June 10, 2003                                      /s/ Macon F. Brock, Jr.
-------------                                      -----------------------
Date                                               Macon F. Brock, Jr.
                                                   Chairman and Chief Executive
                                                   Officer


A signed original of this written statement required by Section 906 has been provided to Dollar Tree Stores, Inc. and will be retained by Dollar Tree Stores, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.